UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2019

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

349 Union Street Millersburg, Pennsylvania	1.866.642.7736	17061
(Address of Principal Executive Offices)	( Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.

CURRENT REPORT ON FORM 8-K

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board Restructuring Plan

At a September 25, 2019 meeting of the joint Board of Directors (“Board”) of Mid Penn Bancorp, Inc. (“Company”) and its wholly-owned banking subsidiary, Mid Penn Bank (“Bank”), the Board approved a board restructuring plan submitted by the Company’s Nominating and Corporate Governance Committee, which detailed the separation of the joint Board of Directors into separate Boards of Directors for the Company and the Bank, respectively, effective January 1, 2020.

In approving the restructuring plan, the Board affirmed the Committee’s determination that the separation of the Boards would provide for more efficient corporate governance, is in the best interest of the Company and the Bank, provides a logical succession plan between the Bank Board and the Company Board, and provides the flexibility necessary to permit future Board expansion, contraction and refreshment.

Following implementation of this plan, effective January 1, 2020, the Company Board will be comprised of the following 12 individuals (each of whom is a current Board member): Robert C. Grubic, Chair; William A. Specht, III, Vice Chair; Robert A. Abel; Kimberly J. Brumbaugh; Matthew G. DeSoto; Gregory M. Kerwin; Donald F. Kiefer; Theodore W. Mowery; John E. Noone; Noble C. Quandel, Jr.; Rory G. Ritrievi; and David E. Sparks.

Effective January 1, 2020, the Bank Board will be comprised of the following 9 individuals (each of whom is a current Board member): Robert C. Grubic, Chair; William A. Specht, III, Vice Chair; Steven T. Boyer; Joel L. Frank; Robert E. Klinger; Robert J. Moisey; Alan P. Novak; Rory G. Ritrievi; and Patrick M. Smith.

In connection with the restructuring plan, the Board also approved the appointment of the following individuals to chair the respective Company and Bank Board Committees, effective January 1, 2020:

Company Board Committees

Nominating and Corporate Governance Committee – Robert A. Abel

Executive Committee – Robert C. Grubic

Compensation Committee – Theodore W. Mowery

Joint Company/Bank Board Committees

Audit Committee – John E. Noone

Real Estate Committee – Noble C. Quandel, Jr.

Directors Loan Committee – William A. Specht, III

IT/Compliance Committee – Joel L. Frank

Bank Committee

Trust Committee – Robert J. Moisey

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)
Date: October 1, 2019	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer